UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                                             Delaware                         1-33146                             20-4536774
                                                                (State or other jurisdiction      (Commission File Number)     (IRS Employer
                                                                        of incorporation)                                                             Identification No.)

601 Jefferson Street
Suite 3400

Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.

     On June 15, 2010, KBR, Inc. announced that it has received final change order agreements with its joint venture partners Technip of France and JGC Corporation of Japan, for the Yemen LNG Plant. A copy of the press release announcing the receipt of the agreements is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Press Release dated June 15, 2010, entitled “KBR Receives Change Orders for Yemen LNG Project.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: June 15, 2010	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law